                                                                    Exhibit 99.1


INVESTOR RELATIONS CONTACT:                            PUBLIC RELATIONS CONTACT:
MICHELLE LEVINE                                        KATHY DURR
Tel: 408-936-2775                                      Tel: 408-745-5058
mlevine@juniper.net                                    kdurr@juniper.net


             JUNIPER NETWORKS, INC. REPORTS Q2'04 FINANCIAL RESULTS
  Q2'04 NET REVENUE $306.9M; GAAP NET LOSS PER SHARE $0.02; NON-GAAP EPS $0.08

Sunnyvale, CA - July 13, 2004 -- Juniper Networks, Inc. (NASDAQ: JNPR) today reported its results for the quarter ending June 30, 2004.

Net revenues for the second quarter were $306.9 million, compared with $165.1 million for the same period last year, an increase of 86 percent.

GAAP net loss for the second quarter was $12.6 million or $0.02 per share, compared with a GAAP net income of $13.6 million or $0.03 per share in the second quarter of 2003. Non-GAAP net income was $42.7 million or $0.08 per share, compared with non-GAAP net income of $10.3 million or $0.03 per share in the second quarter of 2003. See the table at the bottom of the Non-GAAP Condensed Consolidated Statements of Operations for a reconciliation of the non-GAAP net income to the GAAP net loss.

Cash provided by operations was $119.0 million for the second quarter, compared to cash provided by operations of $60.3 million for the same period last year. Capital expenditures and depreciation during the second quarter were $12.1 million and $10.1 million, respectively.

In a separate announcement, Juniper today announced that its Board of Directors authorized a stock repurchase program of up to $250 million.

"The key to Juniper's strong second quarter results was our simultaneous execution," said Scott Kriens, chairman and CEO of Juniper Networks. "We met our financial objectives, exceeded our goals for integration of the NetScreen acquisition, expanded our partner and channel relationships, all while remaining intensely focused on our customers and their needs for secure high performance network solutions. As a result, our momentum and the confidence of our customers put us in an incredible position as we enter the second half of 2004."

Juniper Networks will host a conference call web cast today, July 13, 2004 at 1:45 p.m. PT/4:45 p.m. ET at:
http://www.juniper.net/company/investor/conferencecall.html. In addition, there will be an audio replay available through August 13, 2004 at http://www.juniper.net/company/investor/conferencecall.html or you can call the replay at 800-633-8284 (or 402-977-9140) and enter the reservation number, 21200631, through July 20, 2004. The replays will be available 24 hours/day, including weekends.

ABOUT JUNIPER NETWORKS, INC.
Juniper Networks transforms the business of networking by creating competitive advantage for our customers with superior networking and security solutions. Juniper Networks is dedicated to customers who derive strategic value from their networks, including global network operators, enterprises, government agencies and research and educational institutions. Juniper Networks' portfolio of networking and security solutions supports the complex scale, security and performance requirements of the world's most demanding mission critical networks. Additional information can be found at www.juniper.net.

Juniper Networks, the Juniper Networks logo, NetScreen, NetScreen Technologies, the NetScreen logo, NetScreen-Global Pro, ScreenOS, and GigaScreen are registered trademarks of Juniper Networks, Inc. in the United States and other countries.

Statements in this release concerning Juniper Network's business outlook, future financial and operating results, overall future prospects and stock repurchase program are forward looking statements that involve a number of uncertainties and risks. Actual results could differ materially from those anticipated in forward-looking statements in this release as a result of certain factors, including those set forth in the risk factors described in the Company's most recent Form 10-Q filed with the Securities and Exchange Commission. All statements made in this press release are made only as of the date set forth at the beginning of this release. Juniper Networks undertakes no obligation to update the information in this release in the event facts or circumstances subsequently change after the date of this press release.

                             JUNIPER NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                               June 30,      December 31,
                                                                                 2004            2003
                                                                                 ----            ----
                                       ASSETS
Current assets:
   Cash and cash equivalents                                               $     675,905   $     365,606
   Short-term investments                                                        308,425         215,906
   Accounts receivable, net                                                      140,650          77,964
   Prepaid expenses and other current assets                                      62,641          31,333
                                                                           -------------   -------------
      Total current assets                                                     1,187,621         690,809
Property and equipment, net                                                      257,583         244,491
Long-term investments                                                            485,487         394,297
Restricted cash                                                                   31,067          30,837
Goodwill                                                                       4,421,838         983,397
Purchased intangible assets, net and other long-term assets                      295,925          67,266
                                                                           -------------   -------------
      Total assets                                                         $   6,679,521   $   2,411,097
                                                                           =============   =============

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                        $      92,799   $      61,237
   Accrued warranty                                                               41,081          35,324
   Other accrued liabilities                                                     185,541         118,940
   Deferred revenue                                                              162,492          75,312
                                                                           -------------   -------------
      Total current liabilities                                                  481,913         290,813
Other long-term liabilities and convertible subordinated notes                    48,280         157,841
Convertible senior notes                                                         400,000         400,000

Commitments and contingencies

Stockholders' equity:
   Common stock and additional paid-in capital                                 5,797,219       1,557,376
   Deferred stock compensation                                                   (69,205)         (1,228)
   Accumulated other comprehensive income                                         (1,553)          4,414
   Retained earnings                                                              22,867           1,881
                                                                           -------------   -------------
      Total stockholders' equity                                               5,749,328       1,562,443
                                                                           -------------   -------------
      Total liabilities and stockholders' equity                           $   6,679,521   $   2,411,097
                                                                           =============   =============

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)


                                                                  Three Months Ended            Six Months Ended
                                                                       June 30,                     June 30,
                                                              ------------------------     -------------------------
                                                                  2004          2003           2004          2003
                                                              -----------   -----------    -----------   -----------
Net revenues:
   Product (1)                                                $   263,670   $   141,067    $   457,854   $   276,241
   Service                                                         43,229        24,036         73,098        46,069
                                                              -----------   -----------    -----------   -----------
     Total net revenues                                           306,899       165,103        530,952       322,310
Cost of revenues:
   Product                                                         73,887        48,803        130,452        97,174
   Service                                                         22,883        13,627         40,337        26,607
                                                              -----------   -----------    -----------   -----------
     Total cost of revenues                                        96,770        62,430        170,789       123,781
                                                              -----------   -----------    -----------   -----------
Gross margin                                                      210,129       102,673        360,163       198,529
Operating expenses:
   Research and development                                        58,093        43,007        104,723        86,477
   Sales and marketing                                             75,657        33,710        119,197        66,694
   General and administrative                                      17,371         7,296         26,236        14,768
   In-process research and development                             27,500            -          27,500            -
   Integration costs                                                5,087            -           5,087            -
   Restructuring costs                                             (3,835)           -          (3,835)           -
   Amortization of purchased intangibles and deferred stock
     compensation (2)                                              35,060         7,803         39,189        15,325
                                                              -----------   -----------    -----------   -----------
     Total operating expenses                                     214,933        91,816        318,097       183,264
                                                              -----------   -----------    -----------   -----------
     Operating income (expense)                                    (4,804)       10,857         42,066        15,265
Interest and other income                                           5,309        10,017         10,295        19,269
Interest and other expense                                         (1,480)      (12,354)        (3,980)      (24,303)
Gain on sale of investments                                            -          4,387             -          8,739
Gain (loss) on redemption of convertible subordinated notes        (4,107)        4,888         (4,107)        4,888
                                                              -----------   -----------    -----------   -----------
Income (loss) before income taxes                                  (5,082)       17,795         44,274        23,858
Provision for income taxes                                          7,472         4,217         23,288         6,597
                                                              -----------   -----------    -----------   -----------
Net income (loss)                                             $   (12,554)  $    13,578    $    20,986   $    17,261
                                                              ===========   ===========    ===========   ===========
Net income (loss) per share:
     Basic                                                    $     (0.02)  $      0.04    $      0.05   $      0.05
                                                              ===========   ===========    ===========   ===========
     Diluted                                                  $     (0.02)  $      0.03    $      0.04   $      0.04
                                                              ===========   ===========    ===========   ===========

Shares used in computing net income (loss) per share:
     Basic                                                        506,189       379,032        450,343       377,291
                                                              ===========   ===========    ===========   ===========
     Diluted                                                      506,189       399,542        489,738       395,245
                                                              ===========   ===========    ===========   ===========

---------------------------
(1) Product net revenues are generated from groups of similar products as follows:

   Infrastructure                                             $   219,834   $   141,067    $   414,018   $   276,241
   Security                                                        43,836            -          43,836            -
                                                              -----------   -----------    -----------   -----------
     Total                                                    $   263,670   $   141,067    $   457,854   $   276,241
                                                              ===========   ===========    ===========   ===========

(2) Amortization of deferred stock compensation relates to the following cost and expense categories by period:

   Cost of revenues                                           $     1,283   $       130    $     1,295   $       239
   Research and development                                         8,733         1,850          9,121         3,512
   Sales and marketing                                              7,718           373          7,778           700
   General and administrative                                       1,094           147          1,107           269
                                                              -----------   -----------    -----------   -----------
     Total                                                    $    18,828   $     2,500    $    19,301   $     4,720
                                                              ===========   ===========    ===========   ===========

                             JUNIPER NETWORKS, INC.
          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                    (in thousands, except per share amounts)

                                                                  Three Months Ended            Six Months Ended
                                                                       June 30,                     June 30,
                                                              -------------------------    -------------------------
                                                                  2004          2003           2004          2003
                                                              -----------   -----------    -----------   -----------
Net revenues:
   Product                                                    $   263,670   $   141,067    $   457,854   $   276,241
   Service                                                         43,229        24,036         73,098        46,069
                                                              -----------   -----------    -----------   -----------
     Total net revenues                                           306,899       165,103        530,952       322,310
Cost of revenues:
   Product                                                         73,887        48,803        130,452        97,174
   Service                                                         22,883        13,627         40,337        26,607
                                                              -----------   -----------    -----------   -----------
     Total cost of revenues                                        96,770        62,430        170,789       123,781
                                                              -----------   -----------    -----------   -----------
Gross margin                                                      210,129       102,673        360,163       198,529
Operating expenses:
   Research and development                                        58,093        43,007        104,723        86,477
   Sales and marketing                                             75,657        33,710        119,197        66,694
   General and administrative                                      17,371         7,296         26,236        14,768
                                                              -----------   -----------    -----------   -----------
     Total operating expenses                                     151,121        84,013        250,156       167,939
                                                              -----------   -----------    -----------   -----------
     Operating income                                              59,008        18,660        110,007        30,590
Interest and other income                                           5,309         8,827         10,295        18,079
Interest and other expense                                         (1,480)      (12,354)        (3,980)      (24,303)
                                                              -----------   -----------    -----------   -----------
Income before income taxes                                         62,837        15,133        116,322        24,366
Provision for income taxes                                         20,108         4,843         37,223         7,797
                                                              -----------   -----------    -----------   -----------
Net income                                                    $    42,729   $    10,290    $    79,099   $    16,569
                                                              ===========   ===========    ===========   ===========
Net income per share:
     Basic                                                    $      0.08   $      0.03    $      0.18   $      0.04
                                                              ===========   ===========    ===========   ===========
     Diluted                                                  $      0.08   $      0.03    $      0.16   $      0.04
                                                              ===========   ===========    ===========   ===========
Shares used in computing net income per share:
     Basic                                                        506,189       379,032        450,343       377,291
                                                              ===========   ===========    ===========   ===========
     Diluted                                                      557,618       399,542        489,738       395,245
                                                              ===========   ===========    ===========   ===========

----------
(1) The non-GAAP statements exclude in-process research and development, integration costs, restructuring costs, amortization of purchased intangibles and deferred stock compensation, a prior period acquisition related adjustment, gain on sale of investments and the gain or loss on redemption of the convertible subordinated notes. See reconciliation to GAAP information below:

                                                                  Three Months Ended            Six Months Ended
                                                                       June 30,                     June 30,
                                                             --------------------------    -------------------------
                                                                 2004           2003           2004          2003
                                                             ------------   -----------    -----------   -----------
Non-GAAP net income                                          $     42,729   $    10,290    $    79,099   $    16,569
In-process research and development                               (27,500)           -         (27,500)           -
Integration costs                                                  (5,087)           -          (5,087)           -
Restructuring costs                                                 3,835            -           3,835            -
Amortization of purchased intangibles and deferred stock
   compensation                                                   (35,060)       (7,803)       (39,189)      (15,325)
Acquisition related adjustment                                         -          1,190             -          1,190
Gain on sale of investments                                            -          4,387             -          8,739
Gain (loss) on redemption of convertible subordinated notes        (4,107)        4,888         (4,107)        4,888
Income tax effect                                                  12,636           626         13,935         1,200
                                                             ------------   -----------    -----------   -----------
Net income (loss)                                            $    (12,554)  $    13,578    $    20,986   $    17,261
                                                             ============   ===========    ===========   ===========

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                       Six months ended June 30,
                                                                                       -------------------------
                                                                                           2004          2003
                                                                                       -----------   -----------
OPERATING ACTIVITIES:
Net income                                                                             $    20,986   $    17,261
Adjustments to reconcile net income to net cash from operating activities:
   Depreciation                                                                             18,712        24,661
   Amortization of purchased intangibles, deferred stock compensation and debt costs        42,557        17,002
   In-process research and development                                                      27,500            -
   Gain on sale of investments                                                                  -         (8,739)
   Loss (gain) on redemption of convertible subordinated notes                               4,107        (4,888)
   Changes in operating assets and liabilities:
     Accounts receivable, net                                                              (34,742)        4,734
     Prepaid expenses, other current assets and other long-term assets                     (16,242)          775
     Accounts payable                                                                        8,151         9,835
     Accrued warranty                                                                        5,757          (631)
     Other accrued liabilities                                                              41,302         3,489
     Deferred revenue                                                                       73,689         9,173
                                                                                       -----------   -----------
      Net cash provided by operating activities                                            191,777        72,672

INVESTING ACTIVITIES:
Purchases of property and equipment, net                                                   (19,680)       (9,505)
Purchases of available-for-sale investments                                               (348,140)     (477,689)
Maturities and sales of available-for-sale investments                                     520,221       431,676
Increase in restricted cash                                                                    (90)      (25,000)
Minority equity investments                                                                 (1,180)         (900)
Cash paid in connection with the NetScreen acquisition, net of cash and cash
   equivalents acquired                                                                     40,889            -
                                                                                       -----------   -----------
      Net cash provided by (used in) investing activities                                  192,020       (81,418)

FINANCING ACTIVITIES:
Proceeds from issuance of common stock                                                      71,469        35,107
Proceeds from issuance of convertible senior notes                                              -        392,750
Redemption of convertible subordinated notes                                              (144,967)      (97,053)
                                                                                       -----------   -----------
      Net cash (used in) provided by financing activities                                  (73,498)      330,804
                                                                                       -----------   -----------
      Net increase in cash and cash equivalents                                            310,299       322,058
      Cash and cash equivalents at beginning of period                                     365,606       194,435
                                                                                       -----------   -----------
      Cash and cash equivalents at end of period                                       $   675,905   $   516,493
                                                                                       ===========   ===========